Exhibit 99.1

           Red Hat Reports Fiscal Fourth Quarter and Year End Results

    RALEIGH, N.C.--(BUSINESS WIRE)--March 31, 2005--Red Hat, Inc.
(NASDAQ:RHAT):

    --  Continued strong demand in Linux market spurs record revenue

    -- Fourth quarter revenue exceeds guidance; EPS in-line with expectations

    -- Enterprise subscription revenue and deferred revenue grow 92% and 86% on a year-over-year basis, respectively

    -- Expanded stock repurchase program more than doubles the size of the prior program

    Red Hat, Inc. (NASDAQ: RHAT), the world's leading provider of open source solutions to the enterprise, today announced financial results for the fourth quarter and fiscal year ended February 28, 2005.
    Total revenue for the fourth quarter of fiscal 2005 was $57.5 million, a year-over-year increase of 56% and a sequential increase of 13%. For the full fiscal year 2005, total revenue was $196.5 million, an increase of 58% compared to fiscal year 2004.
    Enterprise subscription revenue was $45.4 million in the fourth quarter of fiscal 2005, an increase of 92% on a year-over-year basis and 19% on a sequential basis. For the full fiscal year 2005, enterprise subscription revenue was $147.4 million, or a 120% year-over-year increase.
    For the fourth quarter of fiscal 2005, the company reported net income of $11.8 million, or $0.06 per diluted share. Earnings per share for the fourth quarter of fiscal 2005 grew 200% on a year-over-year basis and were in-line with the prior quarter. For the full fiscal year, the company reported net income of $45.4 million, or $0.24 per diluted share, up from $0.07 per diluted share a year ago.
    The company generated $30.6 million in cash flow from operations during the fourth quarter of fiscal 2005. This led to full fiscal year 2005 cash flow from operations of $122.2 million, representing an increase of 100% compared to fiscal year 2004.
    After investing $54.8 million to repurchase stock during the quarter, cash and investments totaled $929 million as of February 28, 2005. (By separate press release, the company also announced today the expansion of its share repurchase program, which more than doubled the authorization of the prior share repurchase program.)
    At the end of fiscal 2005, the company's total deferred revenue balance was $137.3 million, an increase of 86% on a year-over-year basis.
    "We are very pleased with the strong momentum of the Linux market place, and our business in particular," commented Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. "Based on publicly available information, we believe our enterprise subscription revenue run rate is more than six times that of the number two Linux provider, and over the past year we have expanded our market leadership position across the globe. A number of leading industry analysts believe that Linux will continue to be the fastest growing operating system over the next 3-5 years and we remain confident in our ability to compete."
    Charlie Peters also stated "We were very pleased with the company's revenue and bookings performance during the quarter. Heading into fiscal 2006, we feel optimistic about our business opportunity based on the strength of the market and our competitive position, and the growing visibility of our recurring revenue model. Finally, our confidence in the future cash flow capabilities of the company is evidenced by the expansion of our share repurchase program, which was separately announced today."

    Other highlights from the fourth quarter include:

    -- For the first time in its history, Red Hat sold to over 10,000 customers in a single quarter, and sold a record 175,000 new and renewed subscriptions.

    -- During the quarter, Red Hat was rated the number one value and reliability provider of all technology vendors in a survey of over 1,000 CIOs and IT executives conducted by Ziff Davis.

    -- Channel partner contribution continued to increase, with the percentage of business coming from the indirect channel growing to 56% of orders in the fourth quarter of fiscal 2005, up from 51% in the prior quarter and 43% in the first quarter of the fiscal year.

    -- Significant investments in international operations culminated in bookings from international operations growing more than 60% year-over-year.

    -- The number of software and hardware applications and platforms supporting Red Hat Enterprise Linux exceeded 1,800 at the end of fiscal 2005, an increase of over 80% compared to the end of the prior fiscal year.

    -- The company shipped Red Hat Enterprise Linux 4 during the quarter, representing a major upgrade to the company's flagship offering and setting the standard for enterprise ready Linux platforms.

    About Red Hat, Inc.

    Red Hat, the world's leading open source and Linux provider, is headquartered in Raleigh, N.C. with offices spanning the globe. Red Hat is leading Linux and open source solutions into the mainstream by making high quality, low cost technology accessible. Red Hat provides operating system software along with middleware, applications and management solutions. Red Hat also offers support, training, and consulting services directly to its customers worldwide and through its channel partners. Red Hat's Open Source strategy offers customers a long-term plan for building infrastructures that are based on and leverage open source technologies with a focus on security and ease of management. Learn more: http://www.redhat.com. For investor inquiries, contact Gabriel Szulik at Red Hat, (919) 754-4439.

    Forward-Looking Statements

    Any statements in this press release about future expectations, plans and prospects for the company, including statements containing the words "believes," "anticipates," "plans," "expects," "will," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the factors discussed in our most recent Quarterly Report on Form 10-Q filed with the SEC (a copy of which may be accessed through the SEC's Web site at http://www.sec.gov), reliance upon strategic relationships, management of growth, the possibility of undetected software errors, the risks of economic downturns generally, and in Red Hat's industry specifically, the risks associated with competition and competitive pricing pressures and the viability of the Internet. In addition, the forward-looking statements included in this press release represent the company's views as of the date of this press release and these views could change. However, while the company may elect to update these forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the company's views as of any date subsequent to the date of the press release.


                             RED HAT, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands - except per share amounts)


                              Three Months Ended          Year Ended
                         ---------------------------------------------
                            Feb. 28,   Feb. 29,     Feb. 28,  Feb. 29,
                             2005       2004          2005      2004
                            --------   --------      -------- --------
                          (Unaudited) (Unaudited)  (Unaudited)

Subscription and services
 revenue:
  Subscription:
   Enterprise technologies    $ 45,393   $ 23,688   $147,415 $ 66,972
   Retail                          499      1,666      1,947   13,525
   Embedded                        518        309      1,763    1,911
                               --------   --------   -------- --------
    Total subscription
     revenue                    46,410     25,663    151,125   82,408
                               --------   --------   -------- --------
Services:
  Enterprise
   technologies                 10,557      9,691     42,306   37,764
  Embedded development
   services                        486      1,417      3,035    4,565
                               --------   --------   -------- --------
    Total services
     revenue                    11,043     11,108     45,341   42,329
                               --------   --------   -------- --------
     Total subscription
      and services revenue      57,453     36,771    196,466  124,737
                               --------   --------   -------- --------

Cost of subscription and
  services revenue:
 Subscription:
  Enterprise technologies and
   retail                        4,351      2,259     12,625    9,311
  Embedded                          59         69        249      357
                               --------   --------   -------- --------

    Total cost of subscription
     revenue                     4,410      2,328     12,874    9,668
                               --------   --------   -------- --------
 Services:
  Enterprise technologies        5,493      5,536     21,904   20,733
  Embedded development
   services                        690      1,053      3,095    3,535
                               --------   --------   -------- --------
    Total cost of services
     revenue                     6,183      6,589     24,999   24,268
                               --------   --------   -------- --------
     Total cost of
      subscription and
      services revenue          10,593      8,917     37,873   33,936
                               --------   --------   -------- --------

Gross profit enterprise
 technologies and retail        46,605     27,250    157,139   88,217
Gross profit embedded              255        604      1,454    2,584
                               --------   --------   -------- --------
  Gross profit on enterprise
   technologies, retail and
   embedded revenue             46,860     27,854    158,593   90,801

Operating expense:
 Sales and marketing            18,222     11,601     61,844   39,715
 Research and development        8,779      6,677     32,132   25,562
 General and administrative     10,120      5,214     31,126   18,502
 Stock-based compensation and
  amortization of intangibles    2,272      2,039      6,545    4,076
                               --------   --------   -------- --------
  Total operating expense       39,393     25,531    131,647   87,855
                               --------   --------   -------- --------
Income (loss) from operations    7,467      2,323     26,946    2,946
Other income (expense), net      5,716      3,310     24,431   11,866
Interest expense                (1,634)      (847)    (6,436)  (1,080)
                               --------   --------   -------- --------
Income before provision for
 income taxes                   11,549      4,786     44,941   13,732
Provision (benefit) for
 income taxes                     (291)         -       (485)       -
                               --------   --------   -------- --------
Net income                    $ 11,840   $  4,786   $ 45,426 $ 13,732
                               ========   ========   ======== ========
Net income-diluted            $ 13,387   $  5,554   $ 51,562 $ 14,500
                               ========   ========   ======== ========
Net income per share:
  Basic                       $   0.07   $   0.03   $   0.25 $   0.08
  Diluted                     $   0.06   $   0.03   $   0.24 $   0.07

Weighted average shares
 outstanding:
  Basic                        178,233    178,847    181,636  174,003
  Diluted                      210,956    215,086    215,882  206,358


                             RED HAT, INC.
                      CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                                ASSETS

                                        February 28,    February 29,
                                           2005            2004
                                      -------------- ----------------
                                       (unaudited)
Current assets:
 Cash and cash equivalents                 $140,169          $461,304
 Investments in debt securities            $181,028           147,297
 Accounts receivable, net                    48,402            38,346
 Estimated earnings in excess of
  billings                                    3,557             4,326
 Prepaid expenses and other current
  assets                                     12,097             8,765
                                      -------------- -----------------
   Total current assets                     385,253           660,038

 Property and equipment, net                 32,726            29,448
 Goodwill and identifiable
  intangibles, net                           90,331            69,713
 Investments in debt securities             607,566           332,783
 Debt issue costs-convertible notes          12,269            15,103
 Other assets, net                            5,891             4,568
                                      -------------- -----------------
   Total assets                          $1,134,036        $1,111,653
                                      ============== =================


                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable                            $8,426            $7,154
 Accrued expenses                            21,065            15,619
 Deferred revenue                           109,426            62,751
 Current portion of capital lease
  obligations                                   282               898
                                      -------------- -----------------
  Total current liabilities                 139,199            86,422

 Deferred lease credits                       5,179             5,359
 Long term deferred revenue                  27,890            10,945
 Capital lease obligations                       97               538
 Convertible notes                          600,000           600,000
 Commitments and contingencies                    -                 -
Stockholders' equity:
 Noncontrolling interest in subsidiary          557               359
 Preferred stock                                  -                 -
 Common stock                                    19                18
 Additional paid-in capital                 714,604           695,722
 Deferred compensation                       (4,792)           (9,293)
 Accumulated deficit                       (231,798)         (277,224)
 Treasury stock, at cost                   (107,409)           (7,436)
 Accumulated other comprehensive
  income (loss)                              (9,510)            6,243
                                      -------------- -----------------
   Total stockholders' equity               361,671           408,389
                                      -------------- -----------------
   Total liabilities and stockholders'
    equity                               $1,134,036        $1,111,653
                                      ============== =================


                             RED HAT, INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)


                             Three Months Ended         Year Ended
                         ----------------------- ---------------------
                          Feb. 28,    Feb. 29,    Feb. 28,   Feb. 29,
                           2005        2004        2005       2004
                         ----------- ----------- ----------- ---------
                         (Unaudited) (Unaudited) (Unaudited)

Cash flows from operating activities:

Net income                   $11,840      $4,786     $45,426   $13,732
Adjustments to reconcile
 net income to net cash
 provided by operating
 activities:
  Depreciation and
   amortization               3,639       2,297      10,911     6,871
  Deferred income taxes      (1,673)          -      (3,602)        -
  Stock-based compensation
   expense                    1,212       1,305       4,719     3,144
  Earnings in noncontrolling
   interest in subsidiary        20          68         198       244
  Provision for doubtful
   accounts                     411         681       1,969     1,678
  Amortization of debt
   issue costs                  785         393       3,003       393
  Other                           -         (18)        121        49
Changes in operating assets
 and liabilities:
  Accounts receivable and
   estimated earnings in
   excess of billings        (4,766)     (6,242)     (9,284)  (18,487)
  Inventory                     211        (559)        801    (1,240)
  Prepaid expenses             (153)       (935)     (1,039)   (1,158)
  Intangibles and other
   assets                       (98)       (115)     (1,392)     (458)
  Accounts payable            1,671       3,347         962     1,496
  Accrued expenses            2,180         982       8,389     1,999
  Deferred revenue           15,330      27,691      61,214    53,335
  Deferred lease credits        (48)        (40)       (179)      (23)
                         ----------- ----------- ----------- ---------
  Net cash provided by
   operating activities      30,561      33,641     122,217    61,575
                         ----------- ----------- ----------- ---------

Cash flows from investing
 activities:
  Purchase of investment
   securities               (37,554)   (502,515)   (788,481) (707,565)
  Proceeds from sales and
   maturities of investment
   securities                54,835     304,449     463,819   479,012
  Cash used to acquire
   businesses               (20,750)      3,380     (21,053)    3,380
  Purchase of property
   and equipment             (4,374)     (7,949)    (14,921)  (13,209)
                         ----------- ----------- ----------- ---------
  Net cash used in
   investing activities      (7,843)   (202,635)   (360,636) (238,382)
                         ----------- ----------- ----------- ---------

Cash flows from financing
 activities:
  Proceeds from short term
   notes payable                  -      10,000           -    67,957
  Repayments of short term
   notes payable                  -     (24,982)          -   (82,971)
  Proceeds from issuance
   of convertible debt            -     600,000           -   600,000
  Offering costs - issuance
   of convertible debt          (32)    (15,278)       (169)  (15,278)
  Proceeds from issuance
   of common stock under
   Employee Stock Purchase
   Plan                         724           -       2,118     1,014
  Proceeds from exercise
   of common stock options    2,675      12,273      15,679    27,764
  Purchase of treasury
   stock                    (54,781)          -     (99,973)        -
  Payments on capital
   lease obligations           (211)       (197)     (1,026)   (1,230)
                         ----------- ----------- ----------- ---------
  Net cash provided by
   (used in) financing
   activities               (51,625)    581,816     (83,371)  597,256
                         ----------- ----------- ----------- ---------
Effect of foreign
 currency exchange rates
 on cash and cash
 equivalents                   (643)        117         655     1,305
Net increase (decrease)
 in cash and cash
 equivalents                (29,550)    412,939    (321,135)  421,754
Cash and cash equivalents
 at beginning of the
 period                     169,719      48,365     461,304    39,550
                         ----------- ----------- ----------- ---------
Cash and cash equivalents
 at end of period          $140,169    $461,304    $140,169  $461,304
                         =========== =========== =========== =========

    CONTACT: Red Hat, Inc.
             Leigh Day, 919-754-4369
             lday@redhat.com
             Gabriel Szulik, 919-754-4439
             gszulik@redhat.com